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Exhibit 10.1

HealthEase of Florida, Inc	Medicaid Reform HMO Contract

AHCA CONTRACT NO. FAR001
AMENDMENT NO. 12

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency," and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the "Vendor" or "Health Plan" is hereby amended as follows:

1.	Standard Contract, Section III, Item C, Contract Managers, sub-item 1, is hereby amended to now read as follows:

1.         The Agency's Contract Manager's name, address and telephone number for this Contract is as follows:
Suzanne S. Gjevukaj Agency for Health Care Administration 2727 Mahan Drive, MS#50 Tallahassee, FL 32308 (850) 487-2355

2.
Effective March 1, 2009, Attachment I, Scope of Services, is hereby amended to include Exhibit 3-E, Medicaid Reform HMO Capitation Rates, March 1, 2009 - August 31, 2009, attached hereto and made a part of the Contract. All references in the Contract to Exhibit 3-D, Medicaid Reform HMO Capitation Rates, September 1, 2008 - August 31, 2009, shall hereinafter also refer to Exhibit 3-E, Medicaid Reform HMO Capitation Rates, March 1, 2009 - August 31, 2009, as appropriate.

        All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

        All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract

This Amendment, and all its attachments, is hereby made part of the Contract.

                This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

        IN WITNESS WHEREOF, the parties hereto have caused this four (4) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Heath Schiesser	SIGNED BY: /s/ Holly Benson
NAME: Heath Schiesser	NAME: Holly Benson
TITLE: President and CEO	TITLE: Secretary
DATE: _______________________	DATE: 4/22/09

List of Attachments/Exhibits included as part of this Amendment:

Specify Type	Letter/ Number	Description
Exhibit	3-E	Medicaid Reform HMO Capitation Rates March 1, 2009 - August 31, 2009 (3 Pages)

AHCA Contract No. FAR001, Amendment No. 12, Page 1 of 1
AHCA Form 2100-0002 (Rev. NOV03)

EXHIBIT 3-E
MEDICAID REFORM HMO CAPITATION RATES
(By Area, Age, and Eligibility Category)
March 1, 2009 - August 31, 2009

TABLE 2
March 1, 2009
Area:	10	County:	Broward

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Eligibility Category/ Population	Total Rates for Comprehensive and Catastrophic Components	Total Rate for Comprehensive Component Only
Children and Families:
Newborns aged 0-2 months	$870.65	$ 752.38
Newborns aged 3-11 months	$194.87	$ 185.35
Age 1 and Up - Base Rate for Risk adjustment	$107.38	$ 105.65

Aged and Disabled:
No Medicare
Newborns aged 0-2 months	$17,615.21	$ 9,196.19
Newborns aged 3-11 months	$3,905.88	$ 2,173.23
Age 1 and Up - Base Rate for Risk Adjustment	$791.77	$ 727.47

Medicare Parts A and B
Under Age 65	$139.45	N/A
Age 65 and over	$99.73	N/A

Medicare Part B Only
All ages	$265.82	N/A

HIV/AIDS Specialty Population
No Medicare HIV	$1,828.67	N/A
No Medicare AIDS	$3,431.73	N/A
Medicare HIV	$256.73	N/A
Medicare AIDS	$548.09	N/A

Kick Payments Amounts for Covered Obstetrical Delivery Services:
CPT Code	Obstetrical Delivery CPT Code Description	Payment Amount
59409	Vaginal delivery only	$3,941.45
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery inc postpartum care

AHCA Contract No. FAR001, Exhibit 3-E, Page 1 of 3

EXHIBIT 3-E
MEDICAID REFORM HMO CAPITATION RATES
(By Area, Age, and Eligibility Category)
March 1, 2009 - August 31, 2009

March 1, 2009
Area:	4	County:	Duval, Baker, Clay and Nassau

(ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Eligibility Category/ Population	Total Rates for Comprehensive and Catastrophic Component	Total Rate for Comprehensive Component Only
Children and Families:
Newborns aged 0-2 months	$ 897.40	$ 775.51
Newborns aged 3-11 months	$ 197.22	$ 187.59
Age 1 and Up - Base Rate for Risk Adjustment	$ 110.51	$ 108.73

Aged and Disabled:
No Medicare
Newborns aged 0-2 months	$ 14,269.34	$ 7,449.45
Newborns aged 3-11 months	$ 3,180.71	$ 1,769.74
Age 1 and Up - Base Rate for Risk Adjustment	$ 612.15	$ 562.43

Medicare Parts A and B
Under Age 65	$ 158.45	N/A
Age 65 and over	$ 113.24	N/A

Medicare Part B Only
All ages	$ 327.22	N/A

HIV/AIDS Specialty Population
No Medicare HIV	$ 1,163.67	N/A
No Medicare AIDS	$ 2,290.84	N/A
Medicare HIV	$ 157.74	N/A
Medicare AIDS	$ 336.77	N/A

Kick Payments Amounts for Covered Obstetrical Delivery Services:
CPT Code	Obstetrical Delivery CPT Code Description	Payment Amount
59409	Vaginal delivery only	$3,977.49
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery inc postpartum care

AHCA Contract No. FAR001, Exhibit 3-E, Page 2 of 3

EXHIBIT 3-E
MEDICAID REFORM HMO CAPITATION RATES
(By Area, Age, and Eligibility Category)
March 1, 2009 - August 31, 2009

March 1, 2009

Area:	10	County:	Broward

Area:	4	County:	Duval, Baker, Clay and Nassau

CPT Code	Transplant CPT Code Description	Children/Adolescents or Adult	Payment Amount
32851	lung single, without bypass	Children/Adolescents	$320,800.00
32851	lung single, without bypass	Adult	$238,000.00
32852	lung single, with bypass	Children/Adolescents	$320,800.00
32852	lung single, with bypass	Adult	$238,000.00
32853	lung double, without bypass	Children/Adolescents	$320,800.00
32853	lung double, without bypass	Adult	$238,000.00
32854	lung double, with bypass	Children/Adolescents	$320,800.00
32854	lung double, with bypass	Adult	$238,000.00
33945	heart transplant with or without recipient cardiectomy	All Age Groups	$162,000.00
47135	liver, allotransplation, orthotopic, partial or whole from cadaver or living donor	All Age Groups	$122,600.00
47136	liver, heterotopic, partial or whole from cadaver or living donor any age	All Age Groups	$122,600.00

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AHCA Contract No. FAR001, Exhibit 3-E, Page 3 of 3